EXHIBIT 31

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 302 OF THE SARBANES-OXLEY ACT

I, Judson Bibb, certify that:

(1)           I have reviewed this quarterly report of Bibb Corporation;

(2)           Based on my knowledge, this report does not contain any untrue statement  of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

(3)           Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Bibb Corporation as of, and for, the periods presented in this report;

(4)           Bibb Corporation's other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)):

(a)            Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Bibb Corporation, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)           Evaluated the effectiveness of Bibb Corporation's disclosure controls and procedures and presented in this report our conclusions about  the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)           Disclosed in this report any change in Bibb Corporation's internal control over financial reporting that occurred during Bibb Corporation's most recent fiscal quarter (Bibb Corporation's  fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, Bibb Corporation's internal control over financial reporting; and

(5)           Bibb Corporation's other certifying officer(s) and I have  disclosed, based on our  most recent evaluation of internal control over financial reporting, to Bibb Corporation's auditors and the audit committee of Bibb Corporation's board of directors (or persons performing the equivalent functions):

(a)           All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Bibb Corporation's ability to record,  process, summarize and report financial information; and

(b)           Any fraud, whether or not material, that involves management or other employees who have a significant role in Bibb Corporation's internal control over financial reporting.

Dated:  May 9, 2009                                                                              BIBB CORPORATION

/s/ Judson Bibb
By: Judson Bibb, President,
Chief Executive Officer and Director